Exhibit 10.22

SECOND AMENDMENT TO FIRST LIEN CREDIT AGREEMENT

This SECOND AMENDMENT TO FIRST LIEN CREDIT AGREEMENT (this “Amendment”) is entered into as of September 1, 2006 by and among the parties hereto for the purpose of amending that certain First Lien Credit Agreement dated as of April 4, 2006, as amended by that certain First Amendment to First Lien Credit Agreement dated as of July 28, 2006 (as so amended, the “Credit Agreement”), by and among ENERGY XXI GULF COAST, INC., a Delaware corporation (the “Borrower”), the various financial institutions and other Persons from time to time parties hereto (the “Lenders”), ROYAL BANK OF SCOTLAND plc, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders, RBS SECURITIES CORPORATION and BNP PARIBAS, as Joint Lead Arrangers and Joint Bookrunners, and BNP PARIBAS, as Syndication Agent.

RECITALS

WHEREAS, the Borrower, the Lenders and the Administrative Agent have agreed to amend the Credit Agreement as described below.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Defined Terms. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning given such term in the Credit Agreement.

Section 2. Amendment of Credit Agreement.

(a) Section 2.8.2 of the Credit Agreement is hereby amended by replacing the words “Promptly after January 1 of each calendar year, commencing January 1, 2007, and in any event prior to March 31 of each calendar year (commencing March 31, 2007), the Borrower shall furnish to the Administrative Agent and the Lenders a Reserve Report in form and substance satisfactory to the Administrative Agent, prepared by an Approved Engineer, which Reserve Report shall be dated as of January 1 of such calendar year” with the following:

“Promptly after June 30 of each calendar year, commencing June 30, 2006, and in any event prior to September 30 of each calendar year (commencing September 30, 2006), the Borrower shall furnish to the Administrative Agent and the Lenders a Reserve Report in form and substance satisfactory to the Administrative Agent, prepared by an Approved Engineer, which Reserve Report shall be dated as of July 1 of such calendar year”.

(b) Section 2.8.3 of the Credit Agreement is hereby amended by replacing the words “In addition, by not later than July 1, 2006, and thereafter within ninety (90) days after each June 30, commencing June 30, 2007, the Borrower will make available for review by the Administrative Agent a Reserve Report in form and substance satisfactory to the Administrative Agent, prepared by the Borrower’s petroleum engineers, which report shall be dated as of July 1 of such calendar year” with the following:

“In addition, promptly after January 1 of each calendar year, commencing January 1, 2007, and in any event prior to March 31 of each calendar year (commencing March 31, 2007), the Borrower will make available for review by the Administrative Agent a Reserve Report in form and substance satisfactory to the Administrative Agent, prepared by the Borrower’s petroleum engineers, which report shall be dated as of January 1 of such calendar year”.

(c) Section 7.2.6(c) of the Credit Agreement is hereby amended by inserting the words “; provided, that such Restricted Payments shall not exceed $1,000,000.00 in the aggregate during any Fiscal Year” after the words “established in good faith by the Borrower’s board of directors”.

Section 3. Conditions Precedent. This Amendment shall be effective as of the date first set forth above upon the Administrative Agent having received, on behalf of itself and the Lenders, counterparts to this Amendment duly executed by the Borrower, each Guarantor, the Administrative Agent and the Required Lenders.

Section 4. Representations and Warranties. The Borrower and each Guarantor hereby jointly and severally represent and warrant that, as of the date of this Amendment:

(a) all of the representations and warranties contained in the Credit Agreement and in each Loan Document are true and correct as of the date hereof after giving effect to this Amendment, except to the extent that any such representations and warranties expressly relate to an earlier date;

(b) the execution, delivery and performance by the Borrower and each other Obligor of this Amendment has been duly authorized by all necessary corporate action required on their part, and this Amendment, the Credit Agreement and other Loan Documents constitute the legal, valid and binding obligation of each Obligor party thereto enforceable against such Obligor in accordance with its terms, except as its enforceability may be affected by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally;

(c) neither the execution, delivery and performance of this Amendment by the Borrower and each other Obligor, the performance by them of the Credit Agreement nor the consummation of the transactions contemplated thereby does or shall contravene, result in a breach of, or violate (i) any provision of any Obligor’s certificate or articles of incorporation or bylaws or other similar documents, or agreements, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Obligor or any of its Subsidiaries is a party or by which any Obligor or any of its Subsidiaries or any of their property is bound; and

(d) no Default or Event of Default has occurred and is continuing.

Section 5. Reaffirmation of Guaranty and Liens.

(a) Each Guarantor (i) is party to a Guaranty, guaranteeing payment of the Obligations, (ii) has reviewed this Amendment and (iii) waives any defense arising by reason of any disability, lack of organizational authority or power, or other defense of the Borrower or any other guarantor of the Obligations, and agrees that according to its terms the Guaranty to which such Guarantor is a party will continue in full force and effect to guaranty the Obligations under the Loan Documents, as the same may be amended, supplemented, or otherwise modified, and such other amounts in accordance with the terms the Guaranty to which such Guarantor is a party.

(b) Each Obligor (i) is a party to certain Security Documents securing and supporting the Obligations, (ii) has reviewed this Amendment and (iii) waives any defense arising by reason of any disability, lack of organizational authority or power, or other defense of the Borrower or any other guarantor of the Obligations, and agrees that according to their terms the Security Documents to which such Obligor is a party will continue in full force and effect to secure the Obligations under the Loan Documents, as the same may be amended, supplemented, or otherwise modified, and (iv) acknowledges, represents, and warrants that the liens and security interests created by the Security Documents are valid and subsisting perfected Liens (subject to Liens permitted pursuant to Section 7.2.3) in favor of the Administrative Agent.

(c) The delivery of this Amendment does not indicate or establish a requirement that any Loan Document requires any Guarantor’s approval of amendments to the Credit Agreement, but has been furnished to the Administrative Agent and the Lenders as a courtesy at the Administrative Agent’s request.

Section 6. Effect on Loan Documents.

(a) Except as amended herein, the Credit Agreement and the Loan Documents remain in full force and effect as originally executed, and nothing herein shall act as a waiver of any of the Administrative Agent’s or Lenders’ rights under the Loan Documents, as amended.

(b) This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment may be a Default or Event of Default under other Loan Documents.

Section 7. Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

Section 8. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 9. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Transmission by facsimile of an executed counterpart of this Amendment shall be deemed to constitute due and sufficient delivery of such counterpart.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers as of the first day and year written above.

BORROWER:

ENERGY XXI GULF COAST, INC.

By:	/s/ David West Griffin
Name:	David West Griffin
Title:	Chief Financial Officer

Signature Page to Second Amendment First Lien Credit Agreement

Energy XXI Gulf Coast, Inc.

THE ROYAL BANK OF SCOTLAND plc, as the Administrative Agent, an Issuer and a Lender

By:	/s/ P. R. Ballard
Name:	P. R. Ballard
Title:	Managing Director

Signature Page to Second Amendment First Lien Credit Agreement

Energy XXI Gulf Coast, Inc.

BNP PARIBAS, as the Syndication Agent, an Issuer and a Lender

By:	/s/ Evans Swann
Name:	Evans Swann
Title:	Director

By:	/s/ Gabe Ellison
Name:	Gabe Ellison
Title:	Vice President

Signature Page to Second Amendment First Lien Credit Agreement

Energy XXI Gulf Coast, Inc.

BMO CAPITAL MARKETS FINANCING, INC., as Lender and Documentation Agent

By:	/s/ Mary Lou Allen
Name:	Mary Lou Allen
Title:	Vice President

Signature Page to Second Amendment First Lien Credit Agreement

Energy XXI Gulf Coast, Inc.

GUARANTY BANK, FSB, as Lender

By:	/s/ Kelly Elmore, III
Name:	Kelly Elmore, III
Title:	Senior Vice President

Signature Page to Second Amendment First Lien Credit Agreement

Energy XXI Gulf Coast, Inc.

AMEGY BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ W. Bryan Chapman
Name:	W. Bryan Chapman
Title:	Senior Vice President

Signature Page to Second Amendment First Lien Credit Agreement

Energy XXI Gulf Coast, Inc.

SOCIÉTÉ GÉNÉRALE, as Lender

By:	/s/ Elena Robciuc
Name:	Elena Robciuc
Title:	Vice President

Signature Page to Second Amendment First Lien Credit Agreement

Energy XXI Gulf Coast, Inc.

CAPITAL ONE, NATIONAL ASSOCIATION, as Lender

By:	/s/ Nancy G. Morages
Name:	Nancy G. Morages
Title:	Sr. Vice President

Signature Page to Second Amendment First Lien Credit Agreement

Energy XXI Gulf Coast, Inc.

ACKNOWLEDGED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN:

ENERGY XXI GOM, LLC (formerly Marlin Energy Offshore, L.L.C.)

By:	/s/ David West Griffin
Name:	David West Griffin
Title:	Chief Financial Officer

ENERGY XXI TEXAS GP, LLC (formerly Marlin Texas GP, L.L.C.)

By:	/s/ David West Griffin
Name:	David West Griffin
Title:	Chief Financial Officer

ENERGY XXI TEXAS, LP (formerly Marlin Texas, L.P.)

By:	Energy XXI Texas GP, LLC, its General Partner

By:	/s/ David West Griffin
Name:	David West Griffin
Title:	Chief Financial Officer

Signature Page to Second Amendment First Lien Credit Agreement

Energy XXI Gulf Coast, Inc.

ACKNOWLEDGED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN IN ITS CAPACITY AS GUARANTOR UNDER ITS LIMITED RECOURSE GUARANTY AND GRANTOR UNDER ITS PLEDGE AGREEMENT AND IRREVOCABLE PROXY DELIVERED IN CONNECTION WITH EACH OF THE FIRST LIEN CREDIT AGREEMENT AND THE CREDIT AGREEMENT:

ENERGY XXI USA, INC.

By:	/s/ David West Griffin
Name:	David West Griffin
Title:	Chief Financial Officer

Signature Page to Second Amendment First Lien Credit Agreement

Energy XXI Gulf Coast, Inc.